EXHIBIT 99.5



     [LOGO OMITTED] Countrywide(R)                 Computational Materials for
-------------------------------------                 Countrywide Asset-Backed
              SECURITIES CORPORATION Certificates, Series 2005-14
                    A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                                    Group 3

                        ARM and Fixed     $833,522,273

                                Detailed Report

Summary of Loans in Statistical Calculation Pool                        Range
(As of Calculation Date)

Total Number of Loans                                3,887
Total Outstanding Balance                     $833,522,273
Average Loan Balance                              $214,438        $18,961 to $849,203
WA Mortgage Rate                                    7.297%         5.000% to 13.625%
Net WAC                                             6.788%         4.491% to 12.991%
ARM Characteristics
      WA Gross Margin                               7.126%         3.400% to 11.750%
      WA Months to First Roll                           29               1 to 36
      WA First Periodic Cap                         1.780%         1.000% to 7.000%
      WA Subsequent Periodic Cap                    1.418%         1.000% to 2.500%
      WA Lifetime Cap                              14.383%         7.000% to 20.625%
      WA Lifetime Floor                             7.520%         1.000% to 13.500%
WA Original Term (months)                              359             180 to 360
WA Remaining Term (months)                             357              95 to 360
WA LTV                                              78.84%         9.84% to 100.00%
   Percentage of Pool with CLTV > 100%               0.00%
   WA Effective LTV (Post MI)                       78.83%
   Second Liens w/100% CLTV                          0.00%
WA FICO                                                620

Secured by (% of pool)       1st Liens             100.00%
                             2nd Liens               0.00%
Prepayment Penalty at Loan Orig (% of all loans)    79.50%







-------------------------------------------------------------------------------------------------------------------------------
  Top 5 States:      Top 5 Prop:        Doc Types:      Purpose Codes     Occ Codes             Grades          Orig PP Term
  -------------      -----------        ----------      -------------     ---------             ------          ------------
CA         31.06%  SFR      71.82%  FULL     76.88%    RCO     55.46%    OO       96.14%     A       82.38%     0       20.50%
FL         10.25%  PUD      19.70%  STATED   23.11%    PUR     41.29%    INV       2.87%     A-       5.05%    12        5.04%
AZ          5.64%  CND       4.85%  STREAM    0.01%    RNC      3.24%    2H        0.99%     B        6.39%    24       25.01%
VA          4.04%  2 FAM     2.53%                                                           C        4.13%    30        0.07%
TX          3.43%  CNDP      0.37%                                                           C-       1.71%    36       19.98%
                                                                                             D        0.35%    60       29.39%


-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                     3 - 1

     [LOGO OMITTED] Countrywide(R)                 Computational Materials for
-------------------------------------                 Countrywide Asset-Backed
              SECURITIES CORPORATION Certificates, Series 2005-14
                    A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                                                             Group 3

                                                  ARM and Fixed    $833,522,273

                                                         Detailed Report
--------------------------------------------------------------------------------------------------------------------------------
                                                             Program
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE        GROSS      REMG.             ORIG.
DESCRIPTION                               BALANCE   LOANS      TOTAL          BALANCE          WAC      TERM      FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                              $3,102,168      10       0.37         $310,217        7.244     357.41      628     83.8
2/28 LIB6M                           $109,469,320     557      13.13         $196,534        7.916     358.05      618     82.2
2/28 LIB6M - IO - 24                 $107,347,215     416      12.88         $258,046        7.134     358.29      618     81.9
2/28 LIB6M - IO - 60                  $27,330,516     105       3.28         $260,291        7.175     357.95      627     81.8
3/27 LIB6M                           $151,359,989     783      18.16         $193,308        7.917     358.21      623     81.3
3/27 LIB6M - IO - 36                 $134,037,122     575      16.08         $233,108        7.206     358.25      619     80.6
3/27 LIB6M - IO - 60                  $24,478,628     117       2.94         $209,219        7.547     357.86      621     81.1
15Yr Fixed                             $4,785,421      37       0.57         $129,336        6.944     178.29      608     65.4
15Yr Fixed - CC                          $515,200       5       0.06         $103,040        8.035     179.22      634     91.5
30Yr Fixed                           $214,948,684   1,001      25.79         $214,734        6.661     358.58      625     72.4
30Yr Fixed - CC                       $25,906,249     166       3.11         $156,062        8.106     358.67      577     80.0
30Yr Fixed - IO - 60                  $30,241,760     115       3.63         $262,972        6.717     357.68      615     77.5
--------------------------------------------------------------------------------------------------------------------------------
                                     $833,522,273   3,887     100.00         $214,438        7.297     357.13      620     78.8
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                          Original Term
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE        GROSS      REMG.             ORIG.
DESCRIPTION                               BALANCE   LOANS      TOTAL          BALANCE          WAC      TERM      FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
ARM 360                              $557,124,959   2,563      66.84         $217,372        7.538     358.17      620     81.4
FIXED 180                              $5,300,621      42       0.64         $126,205        7.050     178.38      610     67.9
FIXED 360                            $271,096,693   1,282      32.52         $211,464        6.805     358.49      619     73.7
--------------------------------------------------------------------------------------------------------------------------------
                                     $833,522,273   3,887     100.00         $214,438        7.297     357.13      620     78.8
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Balance
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE        GROSS      REMG.             ORIG.
DESCRIPTION                               BALANCE   LOANS      TOTAL          BALANCE          WAC      TERM      FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                        $18,961       1       0.00          $18,961        8.375      95.00      565     13.7
$25,000.01 - $50,000.00                $1,020,584      21       0.12          $48,599        9.188     349.20      602     72.6
$50,000.01 - $75,000.00               $14,218,067     227       1.71          $62,635        8.785     352.87      612     84.1
$75,000.01 - $100,000.00              $31,273,117     353       3.75          $88,592        8.130     353.16      613     80.5
$100,000.01 - $150,000.00            $108,523,036     862      13.02         $125,897        7.751     355.98      607     78.9
$150,000.01 - $200,000.00            $132,170,942     756      15.86         $174,829        7.537     356.51      615     80.0
$200,000.01 - $250,000.00            $110,143,859     493      13.21         $223,416        7.387     357.13      616     79.5
$250,000.01 - $300,000.00              $98,376,141    359      11.80         $274,028        7.087     357.32      619     78.4
$300,000.01 - $350,000.00              $63,433,367    196       7.61         $323,640        7.099     358.28      622     78.5
$350,000.01 - $400,000.00              $96,294,733    255      11.55         $377,626        6.980     358.29      621     78.4
$400,000.01 - $450,000.00              $62,883,331    148       7.54         $424,887        6.888     358.20      634     78.3
$450,000.01 - $500,000.00              $49,347,185    104       5.92         $474,492        6.907     358.40      625     77.3
$500,000.01 - $550,000.00              $23,725,469     45       2.85         $527,233        6.564     358.24      653     78.3
$550,000.01 - $600,000.00              $20,128,724     35       2.41         $575,106        6.736     358.40      639     76.9
$600,000.01 - $650,000.00               $8,190,546     13       0.98         $630,042        7.369     357.85      638     75.8


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                     3 - 2

     [LOGO OMITTED] Countrywide(R)                 Computational Materials for
-------------------------------------                 Countrywide Asset-Backed
              SECURITIES CORPORATION Certificates, Series 2005-14
                    A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                                                             Group 3

                                                  ARM and Fixed    $833,522,273

                                                         Detailed Report
--------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Balance
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE        GROSS      REMG.             ORIG.
DESCRIPTION                               BALANCE   LOANS      TOTAL          BALANCE          WAC      TERM      FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
$650,000.01 - $700,000.00              $5,514,590       8       0.66         $689,324        7.647     358.51      622     79.1
$700,000.01 - $750,000.00              $5,761,118       8       0.69         $720,140        6.382     357.62      622     71.2
$800,000.01 - $850,000.00              $2,498,503       3       0.30         $832,834        7.266     358.66      572     70.0
--------------------------------------------------------------------------------------------------------------------------------
                                     $833,522,273   3,887     100.00         $214,438        7.297     357.13      620     78.8
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                              State
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE        GROSS      REMG.             ORIG.
DESCRIPTION                               BALANCE   LOANS      TOTAL          BALANCE          WAC      TERM      FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
Alabama                                 $3,937,056     34       0.47         $115,796        8.261     345.28      604     85.5
Alaska                                    $672,782      4       0.08         $168,195        8.997     357.64      655     96.8
Arizona                                $46,987,739    243       5.64         $193,365        7.380     358.41      608     77.3
Arkansas                                $1,272,757     11       0.15         $115,705        9.197     358.36      587     90.3
California                            $258,903,808    779      31.06         $332,354        6.638     357.03      628     73.6
Colorado                               $14,002,193     78       1.68         $179,515        7.516     353.64      623     83.8
Connecticut                            $11,285,046     47       1.35         $240,107        7.162     358.13      625     77.5
Delaware                                $1,831,195     12       0.22         $152,600        7.260     358.16      617     80.7
District of Columbia                    $1,766,015      5       0.21         $353,203        7.692     357.81      567     69.8
Florida                                $85,429,136    466      10.25         $183,324        7.629     357.33      609     79.9
Georgia                                $19,566,569    122       2.35         $160,382        8.059     358.17      619     84.9
Hawaii                                  $8,070,322     27       0.97         $298,901        6.483     358.50      636     73.1
Idaho                                   $5,538,890     34       0.66         $162,909        7.256     358.49      616     79.2
Illinois                               $22,181,118    109       2.66         $203,496        7.424     358.26      626     81.1
Indiana                                 $7,688,713     63       0.92         $122,043        8.300     358.12      620     89.2
Iowa                                      $930,429      9       0.11         $103,381        8.742     358.59      627     89.0
Kansas                                  $1,348,384     13       0.16         $103,722        8.772     358.51      623     88.7
Kentucky                                $5,830,925     48       0.70         $121,478        8.036     356.37      608     85.2
Louisiana                               $1,012,747      7       0.12         $144,678        8.301     358.05      616     94.1
Maine                                   $1,614,155     10       0.19         $161,415        7.673     357.89      642     83.7
Maryland                               $25,897,737     93       3.11         $278,470        7.480     358.35      608     80.1
Massachusetts                          $12,001,046     42       1.44         $285,739        7.506     358.13      622     76.7
Michigan                               $18,012,396    114       2.16         $158,003        8.253     358.03      611     85.7
Minnesota                              $11,049,777     58       1.33         $190,513        7.837     358.22      617     86.7
Mississippi                               $950,584      8       0.11         $118,823        7.652     358.62      639     88.6
Missouri                                $8,859,758     67       1.06         $132,235        8.168     357.92      611     85.5
Montana                                 $2,164,286     18       0.26         $120,238        7.964     358.54      634     84.0
Nebraska                                  $716,889      9       0.09          $79,654        8.084     357.97      626     88.9
Nevada                                 $28,433,542    123       3.41         $231,167        7.325     357.85      616     80.2
New Hampshire                           $4,063,963     19       0.49         $213,893        7.210     349.49      600     84.7
New Jersey                             $22,075,462     93       2.65         $237,371        7.844     357.97      626     81.5
New Mexico                              $2,034,819     11       0.24         $184,984        7.304     357.47      625     75.0
New York                               $24,692,131     72       2.96         $342,946        7.215     358.59      631     76.0
North Carolina                         $10,150,083     62       1.22         $163,711        7.861     358.16      639     84.2



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                     3 - 3

     [LOGO OMITTED] Countrywide(R)                 Computational Materials for
-------------------------------------                 Countrywide Asset-Backed
              SECURITIES CORPORATION Certificates, Series 2005-14
                    A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                                                             Group 3

                                                  ARM and Fixed    $833,522,273

                                                         Detailed Report
--------------------------------------------------------------------------------------------------------------------------------
                                                              State
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE        GROSS      REMG.             ORIG.
DESCRIPTION                               BALANCE   LOANS      TOTAL          BALANCE          WAC      TERM      FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
North Dakota                             $533,273       4       0.06         $133,318        8.806     358,13      620     89.3
Ohio                                    $9,424,504     72       1.13         $130,896        8.205     352.45      613     85.9
Oklahoma                                $3,594,372     40       0.43          $89,859        8.103     349.98      609     87.6
Oregon                                 $13,481,409     78       1.62         $172,839        7.322     358.38      620     81.7
Pennsylvania                           $13,197,831     83       1.58         $159,010        7.682     357.23      602     82.6
Rhode Island                              $837,296      3       0.10         $279,099        7.092     358.19      628     76.8
South Carolina                          $4,932,950     30       0.59         $164,432        8.002     357.73      612     85.6
South Dakota                              $706,136      7       0.08         $100,877        8.497     345.95      600     86.0
Tennessee                              $11,759,701     94       1.41         $125,103        7.875     354.71      617     87.1
Texas                                  $28,600,700    210       3.43         $136,194        7.840     356.42      623     85.5
Utah                                    $7,289,141     39       0.87         $186,901        7.363     358.50      630     77.8
Vermont                                    $85,500      1       0.01          $85,500       10.000     359.00      606     95.0
Virginia                               $33,644,099    140       4.04         $240,315        7.218     355.42      607     77.3
Washington                             $27,551,012    126       3.31         $218,659        7.146     358.57      615     81.8
West Virginia                           $1,423,986      9       0.17         $158,221        8.471     358.36      602     73.6
Wisconsin                               $4,288,542     34       0.51         $126,134        8.241     348.99      615     81.9
Wyoming                                 $1,199,371      7       0.14         $171,339        7.567     324.93      670     84.3
--------------------------------------------------------------------------------------------------------------------------------
                                     $833,522,273   3,887     100.00         $214,438        7.297     357.13      620     78.8
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                      Loan-to-Value Ratios
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE        GROSS      REMG.             ORIG.
DESCRIPTION                               BALANCE   LOANS      TOTAL          BALANCE          WAC      TERM      FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
<= 50.00                              $29,254,839     170       3.51         $172,087        6.803     350.75      606     41.4
50.01 - 55.00                         $17,190,390      76       2.06         $226,189        6.628     357.27      616     52.6
55.01 - 60.00                         $28,115,344     116       3.37         $242,374        6.799     354.33      611     57.8
60.01 - 65.00                         $45,579,530     180       5.47         $253,220        6.732     357.79      607     63.3
65.01 - 70.00                         $47,715,794     188       5.72         $253,807        6.958     357.26      608     68.7
70.01 - 75.00                         $67,844,582     297       8.14         $228,433        7.095     357.81      603     73.8
75.01 - 80.00                        $316,527,049   1,436      37.97         $220,423        7.082     357.84      632     79.6
80.01 - 85.00                         $74,073,664     362       8.89         $204,623        7.582     356.10      598     84.3
85.01 - 90.00                        $109,894,391     479      13.18         $229,425        7.631     357.62      620     89.5
90.01 - 95.00                         $38,110,024     208       4.57         $183,221        8.443     357.52      614     94.6
95.01 - 100.00                        $59,216,667     375       7.10         $157,911        8.346     356.52      632     99.9
--------------------------------------------------------------------------------------------------------------------------------
                                     $833,522,273   3,887     100.00         $214,438        7.297     357.13      620     78.8
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                  Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE        GROSS      REMG.             ORIG.
DESCRIPTION                               BALANCE   LOANS      TOTAL          BALANCE          WAC      TERM      FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                            $384,476       1       0.05         $384,476        5.000     357.00      685      80.0
5.001 - 5.500                         $20,204,702      61       2.42         $331,225        5.452     358.03      694      63.5



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                     3 - 4

     [LOGO OMITTED] Countrywide(R)                 Computational Materials for
-------------------------------------                 Countrywide Asset-Backed
              SECURITIES CORPORATION Certificates, Series 2005-14
                    A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                                                             Group 3

                                                  ARM and Fixed    $833,522,273

                                                         Detailed Report
--------------------------------------------------------------------------------------------------------------------------------
                                                  Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE        GROSS      REMG.             ORIG.
DESCRIPTION                               BALANCE   LOANS      TOTAL          BALANCE          WAC      TERM      FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                         $85,521,877     263      10.26         $325,178        5.849     357.12      648     70.5
6.001 - 6.500                        $122,647,700     460      14.71         $266,625        6.325     355.36      623     75.3
6.501 - 7.000                        $167,253,180     722      20.07         $231,653        6.803     357.61      621     77.6
7.001 - 7.500                        $125,555,144     576      15.06         $217,978        7.307     357.45      616     79.9
7.501 - 8.000                        $105,339,694     535      12.64         $196,897        7.787     357.20      608     81.3
8.001 - 8.500                         $87,522,576     506      10.50         $172,970        8.288     357.63      606     83.8
8.501 - 9.000                         $64,800,989     395       7.77         $164,053        8.759     357.60      613     85.7
9.001 - 9.500                         $29,118,302     191       3.49         $152,452        9.283     357.41      600     85.5
9.501 - 10.000                        $14,384,666      97       1.73         $148,296        9.738     356.69      590     86.1
10.001 - 10.500                        $5,860,142      44       0.70         $133,185       10.279     355.75      586     82.1
10.501 - 11.000                        $2,747,405      21       0.33         $130,829       10.770     358.62      566     91.3
11.001 - 11.500                        $1,488,306       8       0.18         $186,038       11.310     358.60      584     96.9
11.501 - 12.000                          $329,382       3       0.04         $109,794       11.716     358.73      594     97.5
12.001 - 12.500                          $240,200       2       0.03         $120,100       12.240     358.70      530     88.0
13.001 - 13.500                           $78,834       1       0.01          $78,834       13.500     358.00      505     95.0
13.501 - 14.000                           $44,700       1       0.01          $44,700       13.625     301.00      522     70.0
--------------------------------------------------------------------------------------------------------------------------------
                                     $833,522,273   3,887     100.00         $214,438        7.297     357.13      620     78.8
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                          Property Type
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE        GROSS      REMG.             ORIG.
DESCRIPTION                               BALANCE   LOANS      TOTAL          BALANCE          WAC      TERM      FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
SFR                                  $598,615,373   2,866      71.82         $208,868        7.238     356.89      619     78.5
PUD                                  $164,163,342     695      19.70         $236,206        7.340     357.83      615     79.7
CND                                   $40,461,066     202       4.85         $200,302        7.781     358.23      629     81.6
2 FAM                                 $21,070,912      81       2.53         $260,135        7.422     356.36      648     77.1
CNDP                                   $3,066,582      11       0.37         $278,780        7.888     358.06      642     85.5
MNF                                    $2,576,439      18       0.31         $143,136        8.406     356.80      604     78.6
3 FAM                                  $2,032,185       9       0.24         $225,798        7.244     357.78      645     72.0
4 FAM                                  $1,536,374       5       0.18         $307,275        8.273     357.01      649     78.5
--------------------------------------------------------------------------------------------------------------------------------
                                     $833,522,273   3,887     100.00         $214,438        7.297     357.13      620     78.8
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                             Purpose
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE        GROSS      REMG.             ORIG.
DESCRIPTION                               BALANCE   LOANS      TOTAL          BALANCE          WAC      TERM      FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
RCO                                  $462,291,257   2,007      55.46         $230,339        7.053     356.74      611      74.8
PUR                                  $344,201,019   1,717      41.29         $200,467        7.621     358.17      631      84.2
RNC                                   $27,029,997     163       3.24         $165,828        7.339     350.67      619      80.6
--------------------------------------------------------------------------------------------------------------------------------
                                     $833,522,273   3,887     100.00         $214,438        7.297     357.13      620      78.8
--------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                     3 - 5

     [LOGO OMITTED] Countrywide(R)                 Computational Materials for
-------------------------------------                 Countrywide Asset-Backed
              SECURITIES CORPORATION Certificates, Series 2005-14
                    A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                                                             Group 3

                                                  ARM and Fixed    $833,522,273

                                                         Detailed Report
--------------------------------------------------------------------------------------------------------------------------------
                                                            Occupancy
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE        GROSS      REMG.             ORIG.
DESCRIPTION                               BALANCE   LOANS      TOTAL          BALANCE          WAC      TERM      FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
OO                                   $801,386,821   3,708      96.14         $216,124        7.266     357.19      619     78.7
INV                                   $23,881,677     137       2.87         $174,319        7.952     355.67      643     80.5
2H                                     $8,253,775      42       0.99         $196,518        8.441     356.07      632     83.1
--------------------------------------------------------------------------------------------------------------------------------
                                     $833,522,273   3,887     100.00         $214,438        7.297     357.13      620     78.8
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                         Range of Months Remaining to Scheduled Maturity
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE        GROSS      REMG.             ORIG.
DESCRIPTION                               BALANCE   LOANS      TOTAL          BALANCE          WAC      TERM      FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
1 - 120                                   $18,961       1       0.00          $18,961        8.375      95.00      565     13.7
121 - 180                              $5,281,661      41       0.63         $128,821        7.045     178.68      611     68.1
181 - 300                                $164,792       3       0.02          $54,931        9.950     284.20      597     76.9
301 - 360                            $828,056,860   3,842      99.34         $215,528        7.298     358.29      620     78.9
--------------------------------------------------------------------------------------------------------------------------------
                                     $833,522,273   3,887     100.00         $214,438        7.297     357.13      620     78.8
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                               Collateral Grouped by Document Type
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE        GROSS      REMG.             ORIG.
DESCRIPTION                               BALANCE   LOANS      TOTAL          BALANCE          WAC      TERM      FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
FULL                                 $640,778,953   3,063      76.88         $209,200        7.149     357.06      615     79.1
STATED INCOME                        $192,653,424     823      23.11         $234,087        7.788     357.35      637     78.0
STREAMLINE                                $89,896       1       0.01          $89,896        8.750     358.00      544     49.1
--------------------------------------------------------------------------------------------------------------------------------
                                     $833,522,273   3,887     100.00         $214,438        7.297     357.13      620     78.8
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                   Collateral Grouped by FICO
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE        GROSS      REMG.             ORIG.
DESCRIPTION                               BALANCE   LOANS      TOTAL          BALANCE          WAC      TERM      FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
801 - 820                              $1,010,687       5       0.12         $202,137        6.541     358.61      808     76.1
781 - 800                              $8,910,248      25       1.07         $356,410        6.085     358.09      789     71.5
761 - 780                              $8,519,138      29       1.02         $293,763        6.723     358.39      771     75.6
741 - 760                              $8,964,108      34       1.08         $263,650        6.704     358.35      751     75.4
721 - 740                             $11,427,071      40       1.37         $285,677        6.732     358.45      731     76.5
701 - 720                             $16,165,770      68       1.94         $237,732        6.912     358.17      709     79.7
681 - 700                             $32,424,717     136       3.89         $238,417        6.880     356.99      689     78.4
661 - 680                             $51,694,273     217       6.20         $238,222        7.015     355.43      669     80.9
641 - 660                             $82,118,489     383       9.85         $214,409        7.269     357.12      650     80.8
621 - 640                            $153,543,588     710      18.42         $216,259        7.147     357.27      630     81.2
601 - 620                            $179,862,600     885      21.58         $203,235        7.296     357.64      611     81.4
581 - 600                            $115,398,310     529      13.84         $218,144        7.276     356.94      591     77.1
561 - 580                             $78,133,445     371       9.37         $210,602        7.600     356.64      571     76.4



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                     3 - 6

     [LOGO OMITTED] Countrywide(R)                 Computational Materials for
-------------------------------------                 Countrywide Asset-Backed
              SECURITIES CORPORATION Certificates, Series 2005-14
                    A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                                                             Group 3

                                                  ARM and Fixed    $833,522,273

                                                         Detailed Report
--------------------------------------------------------------------------------------------------------------------------------
                                                   Collateral Grouped by FICO
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE        GROSS      REMG.             ORIG.
DESCRIPTION                               BALANCE   LOANS      TOTAL          BALANCE          WAC      TERM      FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
541 - 560                             $43,158,345     215       5.18         $200,736        7.849     357.78      551     73.9
521 - 540                             $28,241,229     167       3.39         $169,109        8.437     354.66      530     71.5
501 - 520                             $13,412,321      71       1.61         $188,906        8.012     358.55      513     69.5
<= 500                                   $537,935       2       0.06         $268,968        9.215     357.63      496     80.0
--------------------------------------------------------------------------------------------------------------------------------
                                     $833,522,273   3,887     100.00         $214,438        7.297     357.13      620     78.8
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                              Grade
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE        GROSS      REMG.             ORIG.
DESCRIPTION                               BALANCE   LOANS      TOTAL          BALANCE          WAC      TERM      FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
A                                    $686,634,646   3,157      82.38         $217,496        7.256     357.34      625     79.9
A-                                    $42,058,602     182       5.05         $231,091        7.323     357.82      600     76.7
B                                     $53,249,837     277       6.39         $192,238        7.521     355.12      587     73.9
C                                     $34,426,611     183       4.13         $188,124        7.649     355.03      598     71.8
C-                                    $14,273,456      73       1.71         $195,527        7.330     357.36      597     73.6
D                                      $2,879,122      15       0.35         $191,941        8.023     358.46      568     68.9
--------------------------------------------------------------------------------------------------------------------------------
                                     $833,522,273   3,887     100.00         $214,438        7.297     357.13      620     78.8
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                         Collateral Grouped by Prepayment Penalty Months
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE        GROSS      REMG.             ORIG.
DESCRIPTION                               BALANCE   LOANS      TOTAL          BALANCE          WAC      TERM      FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
0                                    $170,909,942     801      20.50         $213,371        7.910     358.27      625     81.1
12                                    $42,042,012     149       5.04         $282,161        7.562     358.44      619     76.6
24                                   $208,446,692     925      25.01         $225,348        7.351     358.15      617     82.1
30                                       $558,528       3       0.07         $186,176        7.264     358.00      627     85.9
36                                   $166,564,336     758      19.98         $219,742        7.210     358.17      620     80.3
60                                   $245,000,763   1,251      29.39         $195,844        6.837     354.54      618     73.8
--------------------------------------------------------------------------------------------------------------------------------
                                     $833,522,273   3,887     100.00         $214,438        7.297     357.13      620     78.8
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Months to Roll              (Excludes  1324  Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE        GROSS      REMG.             ORIG.
DESCRIPTION                               BALANCE   LOANS      TOTAL          BALANCE          WAC      TERM      FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
0 - 6                         3        $3,311,660      14       0.59         $236,547        7.465     353.01      625     83.2
13 - 18                      18          $222,598       1       0.04         $222,598        8.750     354.00      643     95.0
19 - 24                      22      $243,802,906   1,075      43.76         $226,793        7.486     358.18      619     82.0
25 - 31                      31       $10,581,562      46       1.90         $230,034        7.245     354.81      615     82.9
32-37                        34      $299,206,233   1,427      53.71         $209,675        7,591     358.34      621     80.9
--------------------------------------------------------------------------------------------------------------------------------
                                     $557,124,959   2,563     100.00         $217,372        7.538     358.17      620     81.4
--------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                     3 - 7

     [LOGO OMITTED] Countrywide(R)                 Computational Materials for
-------------------------------------                 Countrywide Asset-Backed
              SECURITIES CORPORATION Certificates, Series 2005-14
                    A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                                                             Group 3

                                                  ARM and Fixed    $833,522,273

                                                         Detailed Report
--------------------------------------------------------------------------------------------------------------------------------
                                                         Range of Margin
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE        GROSS      REMG.             ORIG.
DESCRIPTION                               BALANCE   LOANS      TOTAL          BALANCE          WAC      TERM      FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                          $1,130,777       4       0.20         $282,694        5.946     358.00      653     77.9
4.001 - 5.000                         $13,105,328      46       2.35         $284,898        6.087     358.07      613     66.7
5.001 - 6.000                        $115,196,846     431      20.68         $267,278        6.789     358.31      623     77.3
6.001 - 7.000                        $148,065,186     603      26.58         $245,548        6.909     358.15      627     79.9
7.001 - 8.000                        $136,723,315     608      24.54         $224,874        7.700     358.09      620     83.1
8.001 - 9.000                        $114,547,730     700      20.56         $163,640        8.600     358.14      614     86.2
9.001 - 10.000                        $25,119,667     147       4.51         $170,882        9.394     358.22      601     85.6
10.001 - 11.000                        $2,856,705      21       0.51         $136,034       10.468     358.80      582     90.5
11.001 - 12.000                          $379,406       3       0.07         $126,469       11.850     359.00      547     92.6
--------------------------------------------------------------------------------------------------------------------------------
7.126                                $557,124,959   2,563     100.00         $217,372        7.538     358.17      620     81.4
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Maximum Rates              (Excludes   1324  Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE        GROSS      REMG.             ORIG.
DESCRIPTION                               BALANCE   LOANS      TOTAL          BALANCE          WAC      TERM      FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
<= 8.000                                 $451,960       1       0.08         $451,960        7.250     359.00      620     80.0
10.001 - 10.500                          $133,488       1       0.02         $133,488        5.500     359.00      681     80.0
11.501 - 12.000                        $2,269,447       9       0.41         $252,161        5.633     357.00      639     74.2
12.001 - 12.500                       $13,369,419      48       2.40         $278,530        5.842     357.52      631     74.5
12.501 - 13.000                       $44,689,896     156       8.02         $286,474        6.143     357.94      637     76.3
13.001 - 13.500                       $72,747,004     271      13.06         $268,439        6.557     358.15      625     78.8
13.501 - 14.000                      $108,082,855     436      19.40         $247,896        6.939     358.25      624     79.3
14.001 - 14.500                       $92,467,632     404      16.60         $228,880        7.459     358.19      620     81.5
14.501 - 15.000                       $69,302,295     323      12.44         $214,558        7.935     358.33      614     83.2
15.001 - 15.500                       $60,395,637     337      10.84         $179,216        8.337     358.16      614     84.7
15.501 - 16.000                       $49,472,739     291       8.88         $170,009        8.802     358.29      619     85.7
16.001 - 16.500                       $23,371,285     149       4.19         $156,854        9.308     358.31      607     86.0
16.501 - 17.000                       $11,480,333      75       2.06         $153,071        9.765     357.68      594     86.8
17.001 - 17.500                        $4,924,762      35       0.88         $140,707       10.310     357.93      591     83.2
17.501 - 18.000                        $2,013,067      14       0.36         $143,790       10.780     358.79      567     92.6
18.001 - 18.500                        $1,260,026       6       0.23         $210,004       11.309     358.53      588     98.4
18.501 - 19.000                          $329,382       3       0.06         $109,794       11.716     358.73      594     97.5
19.001 - 19.500                          $240,200       2       0.04         $120,100       12.240     358.70      530     88.0
> 19.500                                 $123,534       2       0.02          $61,767       13.545     337.37      511     86.0
--------------------------------------------------------------------------------------------------------------------------------
14.383                               $557,124,959   2,563     100.00         $217,372        7.538     358.17      620     81.4
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                    Initial Periodic Rate Cap            (Excludes   1324  Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE        GROSS      REMG.             ORIG.
DESCRIPTION                               BALANCE   LOANS      TOTAL          BALANCE          WAC      TERM      FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
1.000                                  $4,574,919      17       0.82         $269,113        7.420     357.57      621      84.7



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                     3 - 8

     [LOGO OMITTED] Countrywide(R)                 Computational Materials for
-------------------------------------                 Countrywide Asset-Backed
              SECURITIES CORPORATION Certificates, Series 2005-14
                    A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                                                             Group 3

                                                  ARM and Fixed    $833,522,273

                                                         Detailed Report
--------------------------------------------------------------------------------------------------------------------------------
                                                    Initial Periodic Rate Cap            (Excludes   1324  Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE        GROSS      REMG.             ORIG.
DESCRIPTION                               BALANCE   LOANS      TOTAL          BALANCE          WAC      TERM      FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
1.500                                $446,813,566   2,036      80.20         $219,457        7.505     358.28      621      81.7
2.000                                  $6,994,682      30       1.26         $233,156        7.291     357.57      633      77.6
3.000                                 $96,590,106     474      17.34         $203,777        7.726     357.73      612      80.6
4.000                                    $389,656       1       0.07         $389,656        6.625     358.00      597      61.9
6.000                                  $1,034,030       4       0.19         $258,507        8.121     357.11      632      84.0
7.000                                    $728,000       1       0.13         $728,000        5.875     359.00      601      80.0
--------------------------------------------------------------------------------------------------------------------------------
                                     $557,124,959   2,563     100.00         $217,372        7.538     358.17      620      81.4
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                   Subsequent Periodic Rate Cap          (Excludes   1324  Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE        GROSS      REMG.             ORIG.
DESCRIPTION                               BALANCE   LOANS      TOTAL          BALANCE          WAC      TERM      FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
1.000                                 $93,327,622     442      16.75         $211,148        7.700     357.74      612      80.5
1.250                                    $625,500       2       0.11         $312,750        7.856     357.00      677      82.0
1.500                                $461,227,201   2,113      82.79         $218,281        7.506     358.26      621      81.7
2.000                                  $1,554,980       5       0.28         $310,996        7.432     357.99      657      82.8
2.500                                    $389,656       1       0.07         $389,656        6.625     358.00      597      61.9
--------------------------------------------------------------------------------------------------------------------------------
                                     $557,124,959   2,563     100.00         $217,372        7.538     358.17      620      81.4
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Lifetime Rate Floor          (Excludes   1324  Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE        GROSS      REMG.             ORIG.
DESCRIPTION                               BALANCE   LOANS      TOTAL          BALANCE          WAC      TERM      FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
<= 1.000                                  $451,960      1       0.08         $451,960        7.250     359.00      620     80.0
1.001 - 2.000                             $287,900      1       0.05         $287,900        7.700     358.00      575     90.0
4.001 - 5.000                             $716,025      3       0.13         $238,675        5.480     356.82      685     80.0
5.001 - 6.000                          $43,683,905    145       7.84         $301,268        5.844     357.91      637     74.8
6.001 - 7.000                         $167,239,947    639      30.02         $261,721        6.633     358.20      626     78.9
7.001 - 8.000                         $166,442,692    730      29.88         $228,004        7.526     358.23      620     81.6
8.001 - 9.000                         $129,559,059    729      23.25         $177,722        8.501     358.17      615     84.9
9.001 - 10.000                         $39,113,124    248       7.02         $157,714        9.435     358.07      599     85.6
> 10.000                                $9,630,347     67       1.73         $143,737       10.683     358.25      583     88.1
--------------------------------------------------------------------------------------------------------------------------------
                                     $557,124,959   2,563     100.00         $217,372        7.538     358.17      620     81.4
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                  Next Interest Adjustment Date          (Excludes   1324  Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE        GROSS      REMG.             ORIG.
DESCRIPTION                               BALANCE   LOANS      TOTAL          BALANCE          WAC      TERM      FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
01/06                                      $459,881     2       0.08         $229,940        7.193     349.75      602     88.1
02/06                                      $429,852     1       0.08         $429,852        6.625     356.00      574     88.0
03/06                                      $634,780     2       0.11         $317,390        6.851     357.00      617     80.0



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                     3 - 9

     [LOGO OMITTED] Countrywide(R)                 Computational Materials for
-------------------------------------                 Countrywide Asset-Backed
              SECURITIES CORPORATION Certificates, Series 2005-14
                    A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                             Group 3

                                                  ARM and Fixed    $833,522,273

                                                         Detailed Report
--------------------------------------------------------------------------------------------------------------------------------
                                                  Next Interest Adjustment Date          (Excludes   1324  Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE        GROSS      REMG.             ORIG.
DESCRIPTION                               BALANCE   LOANS      TOTAL          BALANCE          WAC      TERM      FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
04/06                                  $1,154,415       5       0.21         $230,883        8.143     354.68      655     85.6
05/06                                    $119,625       1       0.02         $119,625        6.625     359.00      672     75.0
06/06                                    $513,107       3       0.09         $171,036        7.841     343.32      620     75.6
06/07                                    $222,598       1       0.04         $222,598        8.750     354.00      643     95.0
07/07                                  $5,659,708      18       1.02         $314,428        7.359     355.11      617     80.6
08/07                                  $9,162,427      35       1.64         $261,784        7.065     356.00      623     87.4
09/07                                 $45,611,985     186       8.19         $245,226        7.275     357.00      627     83.9
10/07                                 $62,818,327     308      11.28         $203,956        7.668     358.03      618     83.0
11/07                                $118,753,409     517      21.32         $229,697        7.509     359.00      616     80.4
12/07                                  $1,797,050      11       0.32         $163,368        7.516     360.00      625     82.4
04/08                                     $49,806       1       0.01          $49,806        9.050     352.00      604     51.0
05/08                                    $478,021       2       0.09         $239,011        8.140     353.00      599     85.5
06/08                                    $957,233       4       0.17         $239,308        7.667     354.00      600     86.5
07/08                                  $9,310,500      40       1.67         $232,762        7.162     355.02      616     82.6
08/08                                 $11,398,595      49       2.05         $232,624        7.294     356.03      618     86.8
09/08                                 $44,097,598     205       7.92         $215,110        7.353     357.04      630     83.5
10/08                                 $79,174,532     428      14.21         $184,987        7.926     358.02      617     81.0
11/08                                $162,169,497     733      29.11         $221,241        7.511     359.00      621     79.7
12/08                                  $2,152,012      11       0.39         $195,637        7.776     360.00      617     83.3
--------------------------------------------------------------------------------------------------------------------------------
                                     $557,124,959   2,563     100.00         $217,372        7.538     358.17      620     81.4
--------------------------------------------------------------------------------------------------------------------------------




















------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                     3 - 10